SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 29, 2021

PROOF Acquisition Corp I
(Exact name of registrant as specified in its charter)

Delaware	001-41104	86-2707040
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11911 Freedom Drive
Suite 1080
Reston, VA 20190
(Address of principal executive offices, including zip code)

(571) 310-4949
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	PACI.U	NYSE

Class A common stock included as part of the units	PACI	NYSE

Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	PACI.WS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 3, 2021, PROOF Acquisition Corp I (the “Company”) consummated the initial public offering (the “IPO”) of 27,600,000 units (the “Units”), which included the exercise of the underwriter’s option to purchase an additional 3,600,000 Units at the initial public offering price to cover over-allotments. Each Unit consists of one share of Class A common stock, par value $0.0001, of the Company (each, a “Class A Share” and the Class A Shares included in such Units, the “Public Shares”), and one-half of one warrant of the Company to purchase one Class A Share (each such warrant, a “Warrant” and the Warrants included in such Units, the “Public Warrants”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $276,000,000. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-261015) (the “Registration Statement”):

•	an Underwriting Agreement, dated November 30, 2021, by and among the Company and BofA Securities, Inc., a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

•
a Private Placement Warrants Purchase Agreement, dated November 30, 2021, between the Company and PROOF Acquisition Sponsor I, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference, pursuant to which the Sponsor purchased an aggregate of 14,076,000, each exercisable to purchase one Class A Share at $11.50 per share, at a price of $1.00 per warrant (the “Private Placement Warrants”);

•
a Warrant Agreement, dated November 30, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference, which sets forth the expiration and exercise price of and procedure for exercising the warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

•
an Investment Management Trust Agreement, dated November 30, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•
a Registration and Stockholder Rights Agreement, dated November 30, 2021, among the Company, the Sponsor and certain equityholders of the Company (collectively, the “Holders”) , a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference, which provides for customary demand and piggy-back registration rights for the Holders, as well as certain transfer restrictions applicable to the Holders with respect to the Company’s securities;

•
a Letter Agreement, dated November 30, 2021, among the Company, the Sponsor and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference, pursuant to which the Sponsor and each officer and director of the Company has agreed to vote any Class A Share held by him or her in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within the time period set forth in the charter; to certain transfer restrictions with respect to the Company’s securities; and to certain indemnification obligations of the Sponsor; and pursuant to which the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor;

•
an Administrative Services Agreement, dated November 30, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference, pursuant to which the Sponsor has agreed to make available office space, secretarial and administrative services, as may be required by the Company from time to time, for $10,000 per month until the Company’s initial business combination or liquidation; and

•
Indemnity Agreements, each dated November 30, 2021, by and between the Company and each of the directors and officers of the Company, the form of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed as an exhibit hereto.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, pursuant to the Private Placement Warrants Purchase Agreement and the subscription agreement dated October 14, 2021 between the Company, the Sponsor and certain funds and accounts managed by subsidiaries of BlackRock, Inc. (“BlackRock”), the form of which is attached as Exhibit 10.6 hereto and incorporated by reference herein, the Company completed the private sale of an aggregate of 15,226,000 Private Placement Warrants, generating gross proceeds to the Company of an aggregate of $15,226,000 (the “Private Placement”). The Private Placement Warrants, which were purchased by the Sponsor and BlackRock, are substantially similar to the Public Warrants, except that if held by the Sponsor or its respective permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption under certain redemption scenarios and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor or its respective permitted transferees, the Private Placement Warrants will be redeemable by the Company under all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to, and are governed by, the Warrant Agreement.

No underwriting discounts or commissions were paid with respect to such sales. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On November 29, 2021, the Company adopted its Amended and Restated Certificate of Incorporation. The Amended and Restated Certificate of Incorporation is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

On November 29, 2021, the Company adopted its Amended and Restated Bylaws. The Amended and Restated Bylaws are attached hereto as Exhibit 3.2.

Item 8.01. Other Events.

A total of $281,520,000, comprised of $270,480,000 of the net proceeds from the IPO (which amount includes $9,660,000 of the underwriter’s deferred discount) and $11,040,000 of the proceeds from the Private Placement, was placed in a U.S.-based trust account with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its tax obligations, the funds held in the trust account will not be released from the trust account until the earliest of: (a) the completion of the Company’s initial business combination; (b) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s Amended and Restated Certificate of Incorporation (i) to modify the substance or timing of the Company’s obligation to provide holders of the Class A Shares the right to have their shares redeemed in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if the Company does not complete its initial business combination within 18 months (or up to 24 months, if applicable) from the closing of the IPO or (ii) with respect to any other provisions relating to stockholders’ rights; and (c) the redemption of all of the Company’s public shares if the Company has not completed its initial business combination within 18 months (or up to 24 months, if applicable) from the closing of the IPO, subject to applicable law.

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits

1.1	Underwriting Agreement among the Company and BofA Securities, Inc.
3.1	Amended and Restated Certificate of Incorporation.
3.2	Amended and Restated Bylaws.
4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company.
10.1	Private Placement Warrants Purchase Agreement between the Company and the Sponsor.
10.2	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company.
10.3	Registration and Stockholder Rights Agreement among the Company, the Sponsor and certain equityholders of the Company.
10.4	Letter Agreement among the Company and the Sponsor and the officers and directors of the Company.
10.5	Administrative Services Agreement between the Company and the Sponsor.
10.6
Form of Subscription Agreement, dated October 14, 2021, among the Company, the Sponsor and certain funds and accounts managed by subsidiaries of BlackRock, Inc (form of agreement incorporated by reference from Exhibit 10.9 to the Company’s Registration Statement on Form S-1 (File No. 333-261015)).

10.7	Form of Indemnity Agreement (incorporated by reference from Exhibit 10.4 to the Company’s Registration Statement on Form S-1 (File No. 333-261015)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 3, 2021

PROOF ACQUISITION CORP I

BY:	/s/ Michael W. Zarlenga
Name: Michael W. Zarlenga
Title: General Counsel and Corporate Secretary